Exhibit 99.2
Third Quarter 2008 Supplemental Financial Report
Sterling Park Business Center
Sterling, Virginia
Matters other than historical facts set forth within this Supplemental Financial Report are forward-looking statements within the meaning of the federal securities laws. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors that could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, the financial condition of tenants, the uncertainties of acquisition activity, the cost and availability of financing, the effects of general and local economic and market conditions, regulatory changes and other risks and uncertainties detailed in the Company’s Annual Report on Form 10-K. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Quarterly Supplemental Disclosure
September 30, 2008

Quarterly Supplemental Disclosure
September 30, 2008
Company Information
First Potomac Realty Trust is a self-managed, self-administered real estate investment trust that focuses on owning, developing, redeveloping and operating industrial properties and business parks in the Washington, D.C. metropolitan area and other major markets in Virginia and Maryland. The Company’s focus is acquiring properties that can benefit from its intensive property management and seeking to reposition these properties to increase their profitability and value.

Corporate Headquarters	7600 Wisconsin Avenue	Investor Relations	Tripp Sullivan
	11th Floor		Corporate Communications, Inc.
	Bethesda, MD 20814		(615) 254-3376
tripp.sullivan@cci-ir.com

New York Stock Exchange			Barry H. Bass Chief Financial Officer (301) 986-9200 bbass@first-potomac.com

Web Site	www.first-potomac.com

Greenbrier Business Center Chesapeake, Virginia	River’s Park I & II Columbia, Maryland	Northridge I & II Ashland, Virginia
Note that certain figures are rounded to the nearest thousand throughout this document, which may impact footing and/or crossfooting of subtotals and totals.

Quarterly Supplemental Disclosure
September 30, 2008
HIGHLIGHTS
(unaudited, amounts in thousands, except per share data)

	Q3-2008		Q2-2008		Q1-2008		Q4-2007		Q3-2007
Performance Metrics
Net Income	$629		$17,606		$2,302		$513		$225
FFO, including gain on sale	9,762		22,552		11,896		11,395		10,147
FFO, excluding gains[1]	9,762		10,491		9,784		11,395		10,147
FFO per share, excluding gains	$0.39		$0.42		$0.39		$0.46		$0.41

Operating Metrics
Same Property NOI
Cash Basis	1.5%		-0.2%		-2.6%		1.8%		-0.1%
Accrual Basis	2.2%		-0.7%		-2.1%		0.5%		-2.9%
Tenant Retention Rate	55.0%		86.0%		85.0%		44.0%		70.0%

Capitalization
Debt to Market Capitalization	57.9%		62.4%		63.7%		61.0%		54.9%

Capital Structure
Unhedged Variable Rate Debt	$80,800		$47,400		$66,100		$88,600		$75,100
Hedged Variable Rate Debt	113,000		50,000		50,000		—		—
Fixed Rate Debt	461,086		541,891		563,820		587,869		589,876

Total	$654,886		$639,291		$679,920		$676,469		$664,976

Coverage Ratio
Fixed Charge Coverage Ratio	2.17	x	2.10	x	1.97	x	2.12	x	2.01	x

	QTD		YTD				Leased		Occupied
Leasing Metrics
Net Absorption (Square Feet)	20,403		171,278				88.8%		86.3%

2008 Leasing activity strongest in company history.

We have minimized exposure to lease rolls.

Minimal debt maturing in the next 2 years.

[1]	Excludes gains on sale and gains on debt extinguishment.
[2]	Figures as of August 2008.

Portfolio located in strong markets.2
Geographic Comparison

	Unemployment	Job Growth
	Rate	(000s)
U.S.	6.1%	(403.0)

Metro DC	4.3%	44.6
Baltimore	4.8%	4.7
Richmond	5.0%	3.2
Norfolk	4.8%	16.8

Quarterly Supplemental Disclosure
September 30, 2008
RECONCILIATION OF EBITDA TO NET INCOME
(unaudited, dollars in thousands)
(percentages are representative of total revenues)

	Three Months Ended
	September 30, 2008		June 30, 2008		March 31, 2008		December 31, 2007		September 30, 2007
OPERATING REVENUES
Rental	$25,491	82.0%	$25,160	82.7%	$24,666	81.8%	$25,277	81.4%	$25,029	83.3%
Tenant reimbursements and other	5,577	18.0%	5,252	17.3%	5,475	18.2%	5,765	18.6%	5,033	16.7%

	31,068	100.0%	30,412	100.0%	30,141	100.0%	31,042	100.0%	30,062	100.0%

PROPERTY EXPENSES
Property operating	7,160	23.1%	6,227	20.5%	6,705	22.2%	6,230	20.1%	6,576	21.9%
Real estate taxes and insurance	3,173	10.2%	3,032	10.0%	2,917	9.7%	2,711	8.7%	2,845	9.4%

NET OPERATING INCOME	20,735	66.7%	21,153	69.5%	20,519	68.1%	22,101	71.2%	20,641	68.7%

OTHER INCOME (EXPENSE)
General and administrative	(2,797)	9.0%	(2,838)	9.3%	(2,701)	9.0%	(2,504)	8.1%	(2,362)	7.9%
Interest and other income	142	0.5%	104	0.3%	131	0.4%	196	0.6%	123	0.4%

EBITDA	18,080	58.2%	18,419	60.5%	17,949	59.5%	19,793	63.7%	18,402	61.2%

Depreciation and amortization	(9,113)		(9,022)		(9,239)		(10,591)		(9,640)
Interest expense	(8,318)		(8,776)		(9,131)		(9,327)		(9,137)
Gain on early retirement of debt	—		2,620		2,112		—		—

Income (loss) from continuing operations before minority interests	649		3,241		1,691		(125)		(375)

Minority interests	(20)		(100)		(52)		4		12

Income (loss) from continuing operations	629		3,141		1,639		(121)		(363)

DISCONTINUED OPERATIONS
Income from operations of disposed property	—		651		685		655		607
Gain on sale of disposed property	—		14,274		—		—		—
Minority interests in discontinued operations	—		(460)		(22)		(21)		(19)

Income from discontinued operations	—		14,465		663		634		588

NET INCOME	$629		$17,606		$2,302		$513		$225

Quarterly Supplemental Disclosure
September 30, 2008
FINANCIAL MEASURES
(unaudited, amounts in thousands, except per share data)

	Three Months Ended
	September 30, 2007	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007
FUNDS FROM OPERATIONS (“FFO”)

Net income	$629	$17,606	$2,302	$513	$225
Add back:
Depreciation & amortization of real estate assets[1]	9,113	9,022	9,239	10,591	9,640
Depreciation & amortization related to discontinued operations	—	197	281	274	275
Minority interests	20	560	74	17	7
Deduct:
Gain on sale of disposed property	—	(14,274)	—	—	—

FFO	$9,762	$13,111	$11,896	$11,395	$10,147

Gain on sale of disposed property	—	14,274	—	—	—
Accumulated depreciation of disposed property	—	(4,833)	—	—	—

FFO, including cash gains on sale	$9,762	$22,552	$11,896	$11,395	$10,147

ADJUSTED FUNDS FROM OPERATIONS (“AFFO”)
FFO	$9,762	$13,111	$11,896	$11,395	$10,147
Non-cash share-based compensation	540	536	383	306	408
Gain on early retirement of debt	—	(2,620)	(2,112)	—	—
Straight-line rent, net[2]	(126)	(62)	(230)	(27)	(43)
Deferred market rent	(452)	(463)	(449)	(425)	(412)
Non-real estate depreciation[1]	218	208	226	192	196
Debt fair value amortization	(747)	(811)	(780)	(806)	(799)
Amortization of finance costs	353	313	321	310	323
Amortization of discounts	102	110	135	141	141
Tenant improvements[3]	(2,168)	(1,830)	(917)	(1,544)	(1,601)
Leasing commissions[3]	(1,872)	(1,103)	(587)	(594)	(845)
Capital expenditures[3]	(377)	(649)	(162)	(445)	(528)

AFFO	$5,233	$6,740	$7,724	$8,503	$6,987

Total weighted average shares and OP units:
Basic	24,927	24,895	24,882	24,883	24,880

Diluted	24,980	24,953	24,920	24,996	25,004

FFO per share:
FFO per share and unit — basic and diluted	$0.39	$0.53	$0.48	$0.46	$0.41

FFO per share and unit — basic and diluted, including cash gains on sale	$0.39	$0.90	$0.48	$0.46	$0.41

AFFO per share:
AFFO per share and unit — basic and diluted	$0.21	$0.27	$0.31	$0.34	$0.28

[1] Most non-real estate depreciation is classified in general and administrative expense.

[2] Straight-line rent is net of rent abatement and write-off of uncollectible accounts.

[3]    Does not include first generation costs, which the Company defines as tenant improvement, leasing commissions and capital expenditure costs that were taken into consideration when underwriting the purchase of a property or incurred to bring the property to operating standard for its intended use. See Occupancy Summary (page 13) for an analysis of leases that have been signed, but have not yet commenced.

First-generation costs
Tenant improvements	$2,305	$1,784	$2,233	$1,322	$1,322
Leasing commissions	625	141	295	455	468
Capital expenditures	3,322	1,154	953	2,662	2,430

Total first-generation costs	6,252	3,079	3,481	4,439	4,220

Development	1,143	4,145	2,255	3,695	2,825
Redevelopment	326	265	227	371	245

	$7,721	$7,489	$5,963	$8,505	$7,290

Quarterly Supplemental Disclosure
September 30, 2008
NET OPERATING INCOME (NOI)
SAME-PROPERTY ANALYSIS
(unaudited, dollars in thousands)
Same Property NOI

	Three Months Ended September 30,		Nine Months Ended September 30,
	2008	2007	2008	2007
Total base rent	$25,355	$24,710	$68,271	$67,636
Tenant reimbursements and other	5,465	4,932	14,603	14,054
Property operating expenses	(6,896)	(6,485)	(17,650)	(17,726)
Real estate taxes and insurance	(3,135)	(2,812)	(8,289)	(7,528)

Same-property[1] NOI — accrual basis	20,789	20,345	56,935	56,436

Straight-line revenue, net	(118)	(23)	(572)	(399)
Deferred market rental revenue	(454)	(408)	(1,201)	(1,241)

Same-property[1] NOI — cash basis	$20,217	$19,914	$55,162	$54,796

Change in same-property NOI — accrual basis[3]	2.2%		0.9%
Change in same-property NOI — cash basis[3]	1.5%		0.7%

Change in Same Property NOI — accrual basis
Rental revenue increase	$645		$635
Tenant reimbursement and other increase	533		549
Expense increase	(734)		(685)

	$444		$499

Same property percentage of total portfolio (sf)	91.9%		83.6%
Reconciliation of Consolidated NOI to Same Property NOI

	Three Months Ended September 30,		Nine Months Ended September 30,
	2008	2007	2008	2007
Total revenues	$31,068	$30,062	$91,620	$88,547
Property operating expenses	(7,160)	(6,576)	(20,091)	(18,987)
Real estate taxes and insurance	(3,173)	(2,845)	(9,122)	(8,102)

NOI	20,735	20,641	62,407	61,458

Less: Non-same property NOI[2]	54	(296)	(5,472)	(5,022)

Same-property[1] NOI — accrual basis	20,789	20,345	56,935	56,436

Straight-line revenue, net	(118)	(23)	(572)	(399)
Deferred market rental revenue	(454)	(408)	(1,201)	(1,241)

Same-property[1] NOI — cash basis	$20,217	$19,914	$55,162	$54,796

Change in same-property NOI — accrual basis[3]	2.2%		0.9%
Change in same-property NOI — cash basis[3]	1.5%		0.7%

[1]	Same property comparisons are based upon those properties owned for the entirety of the periods presented. Same property results exclude the results of the following non same-properties: Alexandria Corporate Park, Crossways Commerce Center (expansion), Triangle Business Center and River’s Park I & II. Also, same property results for the nine months ended September 30, 2008 and 2007 exclude Ammendale Commerce Center, Annapolis Commerce Park East, John Marshall Highway (Building II), Greenbrier Circle Corporate Center, Greenbrier Technology Center I, Pine Glen and River’s Bend Center II.

[2]	Non-same property NOI has been adjusted to reflect a normalized management fee percentage in lieu of an administrative overhead allocation for comparative purposes.

[3]	Excludes Interstate Plaza, which was fully vacant as of January 1, 2008, with a portion of the property placed in redevelopment during 2008. Same property NOI including the portion of Interstate Plaza not in redevelopment increased by 1.3% and 0.7% on an accrual and cash basis, respectfully, for the three months ended September 30, 2008 and remained flat on an accrual basis and decreased by 0.3% on a cash basis for the nine months ended September 30, 2008.

Quarterly Supplemental Disclosure
September 30, 2008
CONSOLIDATED BALANCE SHEETS
(amounts in thousands, except per share amounts)

	September 30, 2008	December 31, 2007
	(unaudited)
Assets

Rental property, net	$993,997	$977,106
Cash and cash equivalents	7,699	5,198
Escrows and reserves	8,703	13,360
Accounts and other receivables, net of allowance for doubtful accounts of $671 and $700, respectively	4,378	4,365
Accrued straight-line rents, net of allowance for doubtful accounts of $79 and $43, respectively	7,800	6,638
Deferred costs, net	16,585	12,377
Prepaid expenses and other assets	7,837	6,525
Intangible assets, net	22,973	26,730

Total assets	$1,069,972	$1,052,299

Liabilities

Mortgage loans	$324,383	$390,072
Exchangeable senior notes, net of discount	89,703	122,797
Senior notes	75,000	75,000
Secured term loans	85,000	50,000
Unsecured revolving credit facility	80,800	38,600
Accounts payable and other liabilities	13,892	11,450
Accrued interest	4,531	2,776
Rents received in advance	5,260	4,709
Tenant security deposits	5,398	5,422
Deferred market rent	8,166	9,117

Total liabilities	692,133	709,943

Minority interests (redemption value $13,346 and $13,957, respectively)	10,984	11,545

Shareholders’ Equity
Common shares, $0.001 par value, 100,000 common shares authorized; 26,978 and 24,251 shares issued and outstanding, respectively	27	24
Additional paid-in capital	469,873	429,870
Accumulated other comprehensive income	393	—
Dividends in excess of accumulated earnings	(103,438)	(99,083)

Total shareholders’ equity	366,855	330,811

Total liabilities and shareholders’ equity	$1,069,972	$1,052,299

Quarterly Supplemental Disclosure
September 30, 2008
TOTAL MARKET CAPITALIZATION AND OPERATING RATIOS
(unaudited, dollars in thousands)
MARKET CAPITALIZATION

		Percent of
		Total Market
		Capitalization
Total common shares outstanding	26,978

Operating Partnership (“OP”) units held by third parties	776

Total common shares and OP units	27,754

Market price at September 30, 2008	$17.19

Total equity capitalization	$477,091	42.1%

Debt capitalization
Fixed-rate debt	$461,086	40.8%
Floating-rate debt (1)	193,800	17.1%

Total debt capitalization	$654,886	57.9%

Total market capitalization	$1,131,977	100.0%

SELECTED OPERATING RATIOS

	Three Months Ended
	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007
COVERAGE RATIO

Interest Coverage Ratio
EBITDA	$18,080	$18,419	$17,949	$19,793	$18,402
Interest Expense	8,318	8,776	9,131	9,327	9,137

	2.17x	2.10x	1.97x	2.12x	2.01x

OVERHEAD RATIO

G&A to Real Estate Revenues
General and Administrative Expense	$2,797	$2,838	$2,701	$2,504	$2,362
Real Estate Revenues	31,068	30,412	30,141	31,042	30,062

	9.0%	9.3%	9.0%	8.1%	7.9%

LEVERAGE RATIO

Debt/Total Market Capitalization
Total Debt	$654,886	$639,291	$679,920	$676,469	$664,976
Total Market Capitalization	1,131,977	1,024,162	1,067,828	1,109,722	1,211,240

	57.9%	62.4%	63.7%	61.0%	54.9%

(1)	As of September 30, 2008, the Company had entered into interest rate swap agreements that fixed interest rates on $113.0 million of its variable rate debt, therefore, only $80.8 million of the Company’s debt is exposed to variable interest rate fluctuations.

Quarterly Supplemental Disclosure
September 30, 2008
OUTSTANDING DEBT
(unaudited, dollars in thousands)

		Principal
	Effective	Balance at	Annualized Debt		Balance at
Encumbered Properties	Interest Rate	September 30, 2008	Service	Maturity Date	Maturity
Fixed Rate Debt

Glenn Dale Business Center[1]	5.13%	$8,241	$780	5/1/2009	$8,033
4200 Tech Court[2]	8.07%	1,733	168	10/1/2009	1,705
Park Central I1	5.66%	4,814	519	11/1/2009	4,523
4212 Tech Court	8.53%	1,694	169	6/1/2010	1,654
Park Central II1	5.66%	5,977	638	11/1/2010	5,289
Enterprise Center[1,2]	5.20%	18,275	1,647	12/1/2010	16,712
Indian Creek Court[1,2]	5.90%	12,917	1,162	1/1/2011	11,982
403/405 Glenn Drive[1]	5.50%	8,597	746	7/1/2011	7,807
4612 Navistar Drive[1,2]	5.20%	13,244	1,131	7/11/2011	11,921
Campus at Metro Park [1,2]	5.25%	24,347	2,028	2/11/2012	21,581
1434 Crossways Boulevard Building II1	5.38%	10,286	826	8/5/2012	8,866
Crossways Commerce Center	6.70%	25,105	2,087	10/1/2012	23,313
Newington Business Park Center	6.70%	15,836	1,316	10/1/2012	14,706
Prosperity Business Center[1]	5.75%	3,780	332	1/1/2013	3,242
Aquia Commerce Center I	7.28%	639	165	2/1/2013	42
1434 Crossways Boulevard Building I1	5.38%	8,810	665	3/5/2013	7,597
Linden Business Center[1]	5.58%	7,414	559	10/1/2013	6,596
Owings Mills Business Center[1]	5.75%	5,674	425	3/1/2014	5,066
Annapolis Commerce Park East[1]	6.25%	8,756	665	6/1/2014	8,010

Plaza 500 Van Buren Business Park Rumsey Center Snowden Center Greenbrier Technology Center II Norfolk Business Center Northridge I & II 15395 John Marshall Highway	5.19%	100,000	5,190	8/1/2015	92,223

Hanover Business Center
Hanover Building D1	6.63%	887	161	8/1/2015	13
Hanover Building C1	6.63%	1,286	186	12/1/2017	13

Chesterfield Business Center
Chesterfield Buildings C, D, G and H1	6.63%	2,311	414	8/1/2015	34
Chesterfield Buildings A, B, E and F1	6.63%	2,729	318	6/1/2021	26

Gateway Centre Building I1	5.88%	1,542	239	11/1/2016	—
Airpark Business Center[1]	6.63%	1,489	173	6/1/2021	14

		$296,383	$22,709		$260,968

Convertible Debt
Exchangeable Senior Notes[3]	4.45%	$89,703	$3,640	12/15/2011	$111,250

Senior Unsecured Debt
Series A Notes	6.41%	$37,500	$2,404	6/15/2013	$37,500
Series B Notes	6.55%	37,500	2,456	6/15/2016	37,500

		$75,000	$4,860		$75,000

Total Fixed Rate Debt		$461,086	$31,209		$447,218

Quarterly Supplemental Disclosure
September 30, 2008
OUTSTANDING DEBT CONTINUED
(unaudited, dollars in thousands)

		Principal
	Effective	Balance at	Annualized	Maturity	Balance at
Encumbered Properties	Interest Rate	September 30, 2008	Debt Service	Date	Maturity
Total Fixed Rate Debt		$461,086	$31,209		$447,218

Hedged Floating Rate Debt
Secured Term Loan[4]	3.81%	$50,000	$1,905	8/7/2011	$50,000
Secured Term Loan[5]	5.58%	35,000	1,953	8/11/2011	35,000
River’s Park I & II6	5.97%	28,000	1,672	9/26/2011	28,000

		$113,000	$5,530		$113,000

Unhedged Floating Rate Debt
Unsecured Revolving Credit Facility[7]	LIBOR + 1.20%	$80,800	$4,142	4/26/2011	$80,800

Total at September 30, 2008		$654,886	$40,881		$641,018

[1]	The balance includes the fair value impacts recorded at acquisition upon assumption of the mortgages encumbering these properties. The fair value impacts at September 30, 2008 and actual interest rates are:

		Contractual
Property	Fair Value Impact	Interest Rate
4612 Navistar Drive	$744	7.48%
Campus at Metro Park	1,341	7.11%
Enterprise Center	997	8.03%
Glenn Dale Business Center	126	7.83%
Gateway Centre Building I	77	7.35%
1434 Crossways Boulevard Building I	481	6.25%
1434 Crossways Boulevard Building II	745	7.05%
403 and 405 Glenn Drive	433	7.60%
Linden Business Center	134	6.01%
Owings Mills Business Center	26	5.85%
Prosperity Business Center	54	6.25%
Airpark Business Center	64	7.45%
Hanover Business Center Building C	64	7.88%
Hanover Business Center Building D	60	8.88%
Chesterfield Buildings A, B, E and F	118	7.45%
Chesterfield Buildings C, D, G and H	132	8.50%
Indian Creek Court	494	7.80%
Park Central I	117	8.00%
Park Central II	297	8.32%
Annapolis Commerce Park East	(210)	5.74%

Total fair value increase	$6,294

[2]	The maturity date on these loans represents the anticipated repayment date of the loans, after which the interest rates on the loans increase.

[3]	During 2008, the Company repurchased $34.0 million of its 4.0% Exchangeable Senior Notes.

[4]	As of September 30, 2008, borrowings on the $50 million secured term loan bear interest at a rate of LIBOR plus 110 basis points. In January 2008, the Company entered into an interest rate swap agreement that fixed the interest rate on the loan at 2.71%, plus a spread of 0.70% to 1.25% (depending on the Company’s overall leverage). The loan, which matures in August 2010, has a one-year extension at the Company’s option, which it expects to exercise.

[5]	On August 11, 2008, the Company entered into a $35.0 million secured term loan with KeyBank, N.A., which can be expanded to $70.0 million. The loan, which matures in August 2010, has a one-year extension at the Company’s option, which it expects to exercise. Borrowings on the loan bear interest at a rate of LIBOR plus 225 basis points. In August 2008, the Company entered into an interest rate swap agreement that fixed the interest rate on the loan at 5.58%.

[6]	On September 26, 2008, the Company entered into a $28.0 million mortgage loan with U.S. Bank N.A. to fund part of its River’s Park I & II acquisition. The loan, which matures in September 2011, has two one-year extension options. Borrowings on the loan bear interest at a rate of LIBOR plus 250 basis points. On September 29, 2008, the Company entered into an interest rate swap agreement, which was effective on October 1, 2008, that fixed the interest rate on the loan at 5.97% for its initial three-year term.

[7]	As of September 30, 2008, the borrowing base for the Company’s unsecured revolving credit facility included the following properties: 13129 Airpark Road, Virginia Center, Aquia Commerce Center II, Airpark Place, Gateway West II, Crossways II, Windsor at Battlefield, Reston Business Campus, Cavalier Industrial Park, Gateway Centre (Building II), Enterprise Parkway, Diamond Hill Distribution Center, Linden Business Center (Building I), 1000 Lucas Way, River’s Bend Center, Crossways I, Sterling Park Business Center, Sterling Park Land, 1408 Stephanie Way, Davis Drive, Gateway 270, Gateway II, Greenbrier Circle Corporate Center, Greenbrier Technology Center I, Pine Glen, Ammendale Commerce Center, River’s Bend Center II, Park Central (Building V), Hanover AB, Herndon Corporate Center, Deer Park, 6900 English Muffin Way, Gateway West, 4451 Georgia Pacific, 20270 Goldenrod Lane, 7561 Lindbergh Drive, Old Courthouse Square, Patrick Center, West Park, Woodlands Business Center and 15 Worman’s Mill Court.

Quarterly Supplemental Disclosure
September 30, 2008
DEBT MATURITY SCHEDULE
(unaudited)

Quarterly Supplemental Disclosure
September 30, 2008
PORTFOLIO SUMMARY
(unaudited)

Square Feet
Portfolio In Service
Maryland	3,608,802
Northern Virginia	2,646,121
Southern Virginia	5,064,066

Total Portfolio In Service	11,318,989

Assets in Development / Redevelopment
Redevelopment	265,354
Development	104,555

Total Assets in Development / Redevelopment	369,909

Completed Development / Redevelopment Not Yet Placed in Service	131,701

Total Portfolio	11,820,599

Quarterly Supplemental Disclosure
September 30, 2008
OCCUPANCY SUMMARY
(unaudited)
CURRENT OCCUPANCY

			% Occupied at
	Occupied	% of Occupied	September, 30,	Annualized Base	% of Annualized
Property Type	Square Feet	Square Feet	2008	Rent[1] - Cash Basis	Base Rent

Business Park	5,804,827	59.4%	85.5%	$64,045,725	67.7%
Industrial	3,575,839	36.6%	87.3%	25,857,218	27.3%
Office	203,507	2.1%	86.7%	3,488,744	3.7%
Retail	184,879	1.9%	91.9%	1,159,283	1.3%

Total	9,769,052	100.0%	86.3%	$94,550,970	100.0%

LEASED BUT NOT YET OCCUPIED

Leased as of September 30, 2008 (In-Place Portfolio)		88.8%

		Annualized Rental
	Square Feet	Revenue
In-Place Portfolio
2008-Q4
Move-Ins	238,048	$1,611,999
Known Move-Outs	(104,197)	(1,158,300)
2009-Q1
Move-Ins	96,333	1,298,610
2009-Q3
Move-Ins	23,679	299,539
Known Move-Outs	(23,679)	(285,931)

Total Net Absorbtion	230,184	1,765,917

Development/Redevelopment
2008-Q4
Move-Ins	76,292	991,796
2009-Q1
Move-Ins	20,380	155,936

Total	96,672	1,147,732

Total	326,856	$2,913,649

[1]	Triple-net equivalent.

Quarterly Supplemental Disclosure
September 30, 2008
NET ASSET VALUE ANALYSIS
(unaudited, in thousands)

	Three Months
	Ended September 30,
	2008	Annualized
Income Statement Items

Total Portfolio In-Place Cash NOI
Total GAAP Revenue	$31,068	$124,270
Straight-line and Deferred Market Rents	(959)	(3,836)
Management Fee Adjustment	634	2,536
Property Operating Costs	(10,299)	(41,196)

Total Portfolio In-Place Cash NOI	$20,444	$81,774

Total Portfolio Cash NOI @ 94% Occupancy
Total Revenue	$34,553	$138,192
Straight-line and Deferred Market Rents	(1,040)	(4,137)
Property Operating Costs	(10,537)	(42,149)

Total Portfolio Cash NOI	$22,976	$91,906

Balance Sheet Items

Land for Future Development & CIP
Original Cost Basis of Land held for Future Development	$18,395
Original Cost Basis of Development Assets	2,401
Original Cost Basis of Redevelopment Assets[1]	5,868
Construction In Progress	20,123

Total Land for Future Development & CIP	$46,787

Current Quarter Acquisitions	$46,713

Total Current Quarter Acquisitions	$46,713

Select Balance Sheet Items
Cash and cash equivalents, escrows and reserves	$16,402
Accounts and other receivables, net of allowance	4,378
Prepaid expenses and other assets	7,837
Accounts payable and other liabilities	(13,892)
Accrued interest	(4,531)
Rents received in advance	(5,260)
Tenant security deposits	(5,398)
Mortgage and Senior Debt, cash principal balances	(648,592)

Total	$(649,056)

[1]	Represents portion of original purchase under redevelopment.

Quarterly Supplemental Disclosure
September 30, 2008
TOP TWENTY TENANTS
(unaudited)

					Percentage
					of Total	Weighted
					Annualized	Average
		Number			Rental	Remaining
		of	Total Leased	Total Annualized	Revenue -	Lease
Ranking	Tenant	Leases	Square Feet	Rental Revenue[1]	Cash Basis	Years
1	U.S. Government	28	606,695	$6,153,666	6.4%	3.0
2	Engineering Solutions	1	236,082	3,083,231	3.2%	8.5
3	HP Corporation	2	220,501	2,576,291	2.7%	2.7
4	FKI Industries, Inc	1	215,085	1,890,048	2.0%	8.0
5	Sentara Healthcare	7	183,767	1,775,477	1.8%	6.9
6	Lockheed Martin Corporation	9	145,690	1,759,871	1.8%	3.0
7	Verizon Virginia, Inc.	6	92,829	1,342,446	1.4%	3.8
8	State of Maryland	10	76,242	1,338,642	1.4%	4.2
9	General Dynamics Information Technology, Inc	7	180,724	1,307,134	1.3%	3.0
10	First Data Corporation	1	117,336	1,290,696	1.3%	5.2
11	Iron Mountain	2	188,911	1,266,071	1.3%	10.0
12	Montgomery County	2	57,825	1,255,762	1.3%	6.7
13	Stock Building Supply, Inc	1	124,501	1,177,086	1.2%	8.4
14	Capital One Financial Corp	1	158,400	1,089,324	1.1%	2.8
15	NCS Pearson	1	123,200	1,009,680	1.0%	1.6
16	Harris Corporation	3	47,680	970,381	1.0%	1.9
17	First American Registry	1	55,851	955,052	1.0%	5.8
18	D.D. Jones	4	272,624	935,188	1.0%	3.1
19	CRI/AHC	2	75,759	918,720	1.0%	0.4
20	Lyttle Corp	1	54,530	905,266	0.9%	4.3

	Subtotal Top 20 Tenants	90	3,234,232	33,000,032	34.1%	4.7
	All Remaining Tenants	731	6,815,642	63,859,007	65.9%	3.7

	Total / Weighted Average	821	10,049,874	$96,859,039	100.0%	4.0

[1]	Annualized rental revenue is based on triple-net equivalent cash basis rental revenue as of September 30, 2008.

Quarterly Supplemental Disclosure
September 30, 2008
PORTFOLIO ANALYSIS
(unaudited)
PORTFOLIO BY MARKET

					Annualized	of
	Number of		Percent	Percent	Base Rent[2] -	Annualized
	Buildings	Square Feet[1]	Leased	Occupied	Cash Basis	Base Rent
Maryland	74	3,608,802	89.0%	88.6%	$34,442,462	35.5%
Baltimore	35	1,258,273	88.1%	88.0%	13,197,153	13.6%
Suburban MD	39	2,350,529	89.6%	89.0%	21,245,309	21.9%

Northern VA	47	2,646,121	90.2%	88.5%	28,373,880	29.3%

Southern VA	54	5,064,066	87.9%	83.5%	34,042,698	35.2%
Richmond	27	1,761,340	91.9%	89.0%	11,332,522	11.7%
Norfolk	27	3,302,726	85.7%	80.6%	22,710,176	23.5%

Total	175	11,318,989	88.8%	86.3%	$96,859,040	100.0%

PORTFOLIO BY PROPERTY TYPE

						Percentage
					Annualized	of
	Number of		Percent	Percent	Base Rent[2] -	Annualized
	Buildings	Square Feet[1]	Leased	Occupied	Cash Basis	Base Rent
Industrial	33	4,094,668	90.9%	87.3%	$26,471,871	27.3%
Business Park	136	6,788,327	87.4%	85.5%	65,634,530	67.8%
Office	5	234,776	89.5%	86.7%	3,561,357	3.7%
Retail	1	201,218	93.5%	91.9%	1,191,282	1.2%

Total	175	11,318,989	88.8%	86.3%	$96,859,040	100.0%

PORTFOLIO BY LEASE TYPE

			Percentage of
	Number of		Leased
	Leases	Square Feet[3]	Portfolio
Triple net	544	7,350,167	73.1%
Industrial gross	79	675,429	6.7%
Full service	198	2,024,278	20.2%

Total	821	10,049,874	100.0%

[1]	Does not include square footage under redevelopment or completed construction yet to be placed in service.

[2]	Triple-net equivalent.

[3]	Does not include vacant and core factor space.

Quarterly Supplemental Disclosure
September 30, 2008
MARKET CONCENTRATION
(unaudited)
     Market Concentration by Square Footage

	Maryland			Northern VA	Southern VA
	Baltimore	Suburban MD	Subtotal		Richmond	Norfolk	Subtotal	Total
Industrial	—	8.1%	8.1%	10.7%	8.3%	9.4%	17.7%	36.5%
Business Park	10.3%	9.9%	20.2%	12.9%	7.4%	20.0%	27.4%	60.5%
Office	—	1.2%	1.2%	—	—	—	—	1.2%
Retail	—	1.8%	1.8%	—	—	—	—	1.8%

Total	10.3%	21.0%	31.3%	23.6%	15.7%	29.4%	45.1%	100.0%

Market Concentration by Annualized Rent

	Maryland			Northern VA	Southern VA
	Baltimore	Suburban MD	Subtotal		Richmond	Norfolk	Subtotal	Total
Industrial	—	6.5%	6.5%	12.5%	5.3%	3.5%	8.8%	27.8%
Business Park	12.1%	12.6%	24.7%	17.3%	6.6%	20.4%	27.0%	69.0%
Office	—	2.0%	2.0%	—	—	—	—	2.0%
Retail	—	1.2%	1.2%	—	—	—	—	1.2%

Total	12.1%	22.3%	34.4%	29.8%	11.9%	23.9%	35.8%	100.0%

Quarterly Supplemental Disclosure
September 30, 2008
LEASING ANALYSIS
(unaudited)

	Three Months Ended	Nine Months Ended
Leasing Production[1]	September 30, 2008	September 30, 2008

New and Renewal Leases
Square footage of new and renewal leases	553,465	2,381,305
Number of new and renewal leases commencing	45	175

Expired/Early Renewal/Terminated leases
Square footage of expired/early renewal leases	447,585	1,777,578
Square footage of terminated leases	69,750	274,316

Total — expired/early renewal/terminated leases	517,335	2,051,894

Signed in advance of existing tenant’s lease expiration	16,234	97,870
Commencement of previous advance leases	12,555	28,077
Pre-Leasing	12,048	88,340

Net Absorption	20,403	171,278

New Leases
New square footage	306,813	993,081
Number of new leases commencing	27	89
Rental Change — Cash[2]
New base rent	$6.58	$8.26
Percentage change in base rent	-3.2%	-0.6%

Rental Change — GAAP[2]
New base rent	$6.73	$9.42
Percentage change in base rent	9.7%	14.3%

Average capital cost per square foot[3]	$16.04	$16.29
Average downtime between leases (months)	14.8	12.5
Average lease term (months)	67.5	79.3

Renewal Leases
Square footage of renewal leases	246,652	1,388,224
Number of renewal leases commencing	18	86
Retention rate	55%	78%

Maryland	79%	81%
Northern VA	75%	85%
Southern VA	9%	72%

Rental Change — Cash
New base rent	$7.34	$9.06
Expiring base rent	$7.60	$8.77
Percentage change in base rent	-3.5%	3.3%

Rental Change — GAAP
New base rent	$7.91	$9.74
Expiring base rent	$7.53	$8.78
Percentage change in base rent	5.1%	10.9%

Average capital cost per square foot	$2.86	$2.90
Average lease term (months)	94.6	67.2

[1]	Includes 253,981 square feet of leases and associated costs for leases signed in Q3 2008. Of the total, 225,295 square feet will commence in Q4 2008 and 28,686 square feet will commence in Q1 2009.

[2]	Quarter lease comparison based on 10 leases totaling 142,535 square feet.

[3]	Includes first and second generation TI costs.

Quarterly Supplemental Disclosure
September 30, 2008
LEASE EXPIRATIONS
(unaudited)

		Gross Leased Area		Annualized Cash Rental Revenue
	Number of					Average
	Leases		Percent		Percent of	Base Rent
	Expiring	Square Footage	of Total	Amount	Total	per Sq. Ft.[1]
Year of Lease Expiration

MTM	13	92,059	0.9%	$805,621	0.8%	$8.75
2008	58	401,184	4.0%	3,066,980	3.2%	7.64
2009	150	1,497,864	14.9%	13,545,139	14.0%	9.04
2010	139	1,157,472	11.5%	13,004,733	13.4%	11.24
2011	144	2,073,070	20.6%	17,261,716	17.8%	8.33
2012	101	835,652	8.3%	9,734,056	10.0%	11.65
2013	91	1,129,485	11.3%	11,704,583	12.1%	10.36
Thereafter	125	2,863,088	28.5%	27,736,212	28.7%	9.69

Total	821	10,049,874	100.0%	$96,859,040	100.0%	$9.64

[1]	Triple-net equivalent.

Quarterly Supplemental Disclosure
September 30, 2008
LEASE EXPIRATIONS — CURRENT AND NEXT FIVE QUARTERS
(unaudited)

		Gross Leased Area		Annualized Cash Rental Revenue
	Number of				Percent of	Average
	Leases	Square	Percent		Total	Base Rent
	Expiring	Footage	of Total	Amount	Portfolio	per Sq. Ft.[1]
Quarter of Lease Expiration

2008 - Q3[2]	13	70,868	3.7%	$671,052	0.7%	$9.47
2008 - Q4	45	330,316	17.4%	2,395,928	2.5%	7.25
2009 - Q1	39	236,637	12.5%	2,373,995	2.5%	10.03
2009 - Q2	34	266,352	14.0%	2,988,754	3.1%	11.22
2009 - Q3	40	392,500	20.7%	3,678,897	3.8%	9.37
2009 - Q4	37	602,375	31.7%	4,503,494	4.6%	7.48

Total	208	1,899,048	100.0%	$16,612,120	17.2%	$8.75

[1]	Triple-net equivalent.

[2]	The Company treats leases that expire on the last day of the quarter as leased square footage since the tenant is contractually entitled to the space. Of the 70,868 square feet of leases that expired on 9/30/2008, 50,638 square feet were moved out, 18,767 square feet were renewed and 1,463 square feet were heldover.

Quarterly Supplemental Disclosure
September 30, 2008

PORTFOLIO BY SIZE (unaudited)

					% of
Square Feet Under	Number of	Leased Square	% of Total	Annualized Base	Annualized	Revenue
Lease	Leases	Feet	Square Feet	Rent[1]	Rent	per SF
0-4,999	383	945,540	9.4%	$11,278,929	11.6%	$11.93
5,000-9,999	182	1,291,582	12.9%	14,315,943	14.8%	11.08
10,000-14,999	92	1,114,199	11.1%	12,870,831	13.3%	11.55
15,000-19,999	43	729,691	7.3%	7,694,812	7.9%	10.55
20,000-24,999	28	631,030	6.3%	6,148,297	6.3%	9.74
25,000-29,999	21	565,032	5.6%	6,804,085	7.0%	12.04
30,000-34,999	14	454,246	4.5%	4,075,493	4.2%	8.97
35,000-39,999	13	479,013	4.8%	3,315,746	3.4%	6.92
40,000-44,999	6	249,770	2.5%	2,332,192	2.4%	9.34
45,000-49,999	10	467,263	4.6%	3,695,125	3.8%	7.91
50,000-54,999	2	107,483	1.1%	1,538,055	1.6%	14.31
55,000-59,999	2	114,805	1.1%	1,697,931	1.8%	14.79
60,000-64,999	3	188,167	1.9%	1,626,403	1.7%	8.64
65,000-69,999	2	135,321	1.3%	610,244	0.6%	4.51
70,000-74,999	1	70,460	0.7%	479,713	0.5%	6.81
75,000-79,999	2	151,800	1.5%	832,680	0.9%	5.49
85,000-89,999	1	87,120	0.9%	370,260	0.4%	4.25
90,000-94,999	1	94,950	0.9%	559,256	0.6%	5.89
100,000-104,999	1	104,218	1.0%	1,158,424	1.2%	11.12
115,000-119,999	3	348,619	3.5%	3,175,182	3.3%	9.11
120,000-124,999	5	608,301	6.1%	4,265,664	4.4%	7.01
125,000-129,999	1	127,108	1.3%	603,763	0.6%	4.75
130,000-134,999	1	134,589	1.3%	585,462	0.6%	4.35
155,000-159,999	1	158,400	1.6%	1,089,324	1.1%	6.88
215,000-219,999	1	215,085	2.1%	1,890,048	2.0%	8.79
235,000-239,999	2	476,082	4.7%	3,845,178	4.0%	8.08

Total	821	10,049,874	100.0%	$96,859,040	100.0%	$9.64

1	Triple-net equivalent.

Quarterly Supplemental Disclosure
September 30, 2008
LAND AND PROPERTIES AVAILABLE FOR DEVELOPMENT OR REDEVELOPMENT
(unaudited, dollars in thousands)
ACTIVE DEVELOPMENT & REDEVELOPMENT

			Square Feet
		Developable	Under			Estimated	Estimated
		Building	Development	Projected		Date In	Stabilization	Expected
	Region	Square Feet	/Redevelopment	Cost	Cost to Date	Service	Date	Return
Development
Greenbrier Business Center	Southern VA	48,000	48,000	$8,000	$55	Q3-2009	Q2-2011	11%
Sterling Park Business Center — Lot 7	Northern VA	56,555	56,555	5,200	2,208	Q3-2009	Q3-2010	9%

		104,555	104,555	$13,200	$2,263

Redevelopment[1]
Ammendale Business Park	Maryland	76,292	76,292	$2,300	$977	Q4-2008	Q1-2009	9%
Gateway 270	Maryland	61,967	61,967	500	212	Q4-2008	Q1-2009	10%
Interstate Plaza	Northern VA	56,212	56,212	500	103	Q1-2009	Q3-2009	8%
Enterprise Parkway	Southern VA	70,883	70,883	4,700	277	Q1-2009	Q3-2009	10%

		265,354	265,354	$8,000	$1,569

Total Active Development & Redevelopment		369,909	369,909	$21,200	$3,832

COMPLETED DEVELOPMENT & REDEVELOPMENT PLACED IN SERVICE

		Square Feet
		Placed in	Leased	Total	Date Placed	Expected
		Service	Square Feet	Cost	In Service	Return

Development
Snowden Center	Maryland	1,572	1,572	$385	Q3-2008	10%
Cavalier Industrial Park	Southern VA	47,160	47,160	2,898	Q2-2008	9%

		48,732	48,732	$3,283

Redevelopment[1]
403/405 Glenn Drive	Northern VA	12,744	—	$610	Q1-2008	8%
Gateway Centre	Northern VA	4,846	—	109	Q1-2008	8%
Enterprise Parkway	Southern VA	14,388	14,388	43	Q1-2008	20%

		31,978	14,388	$762

Total Completed Development & Redevelopment Placed in Service		80,710	63,120	$4,045

COMPLETED ASSETS NOT PLACED IN SERVICE

		Total
		Completed	Square Feet		Estimated
		Square Feet	Not Placed in Service	Total Cost	Date Placed In Service	Expected Return

Cavalier Industrial Park	Southern VA	96,000	48,840	$5,900	Q4-2008	9%
Crossways Commerce Center I2	Southern VA	44,912	22,412	5,100	Q4-2008	11%
Sterling Park Business Center — Lot 6	Northern VA	57,521	57,521	5,700	Q1-2009	9%
Snowden Center	Maryland	4,500	2,928	1,100	Q1-2009	12%

		202,933	131,701	$17,800

Total Completed Assets		283,643	194,821	$21,845

ADDITIONAL DEVELOPABLE LAND

		Developable
		Square Feet

Glenn Dale Business Center	Maryland	100,000
4612 Navistar Drive	Maryland	50,000
Sterling Park Business Center	Northern VA	335,545
Plaza 500	Northern VA	200,000
Linden Business Center	Northern VA	32,400
River’s Bend Center II	Southern VA	600,000
Chesterfield Business Center	Southern VA	35,700
Norfolk Commerce Park	Southern VA	17,500

		1,371,145

[1]	Redevelopment of existing structure.

[2]	22,500 squre feet placed into service as of November 12, 2007.

Quarterly Supplemental Disclosure
September 30, 2008
MARYLAND REGION
(unaudited)

						Leased at	Occupied at
		Property		Square	Annualized Cash	September 30,	September 30,
Property	Buildings	Type[1,2]	Location	Footage	Basis Rent[3]	2008	2008
SUBURBAN MD

Frederick
15 Worman’s Mill Court	1	BP	Frederick	39,966	$380,889	100.0%	100.0%
Frederick Industrial Park[4]	3	I	Frederick	550,545	4,146,872	97.3%	97.3%
Patrick Center	1	Office	Frederick	66,260	1,113,317	76.3%	75.2%
West Park	1	Office	Frederick	28,889	353,552	89.1%	89.1%

I-270 Corridor
20270 Goldenrod Lane	1	BP	Germantown	24,468	287,000	96.1%	96.1%
7561 Lindbergh Drive	1	I	Gaithersburg	36,000	318,733	100.0%	100.0%
Airpark Place	3	BP	Gaithersburg	82,290	647,060	60.2%	60.2%
Campus at Metro Park	4	BP	Rockville	190,912	3,217,488	85.1%	85.1%
Gateway 270	6	BP	Clarksburg	193,493	2,587,296	99.0%	99.0%
Gateway Center	2	BP	Gaithersburg	44,307	601,322	92.1%	92.1%
Girard Business Park[5]	7	BP	Gaithersburg	298,961	2,624,930	89.4%	88.4%

Beltsville

Ammendale Business Park[6]	6	BP	Beltsville	239,069	1,642,514	60.5%	60.5%

Other
Glenn Dale Business Center	1	I	Glenn Dale	315,826	1,654,681	100.0%	100.0%
Old Courthouse Square	1	Retail	Martinsburg, WV	201,218	1,191,283	93.5%	91.9%
Woodlands Business Center	1	Office	Largo	38,325	478,372	88.1%	72.8%

Total	39			2,350,529	21,245,309	89.6%	89.0%

BALTIMORE

Owings Mills

Owings Mills Business Park[7]	6	BP	Owings Mills	219,596	2,618,458	93.5%	93.5%

Columbia
Rumsey Center	4	BP	Columbia	134,296	1,303,309	85.0%	85.0%
Snowden Center	5	BP	Columbia	141,756	1,670,242	81.7%	80.5%
River’s Park I & II8	6	BP	Columbia	306,356	3,333,480	100.0%	100.0%

Other
Annapolis Commerce Park East	2	Office	Annapolis	101,302	1,616,116	98.8%	98.8%
Deer Park	4	BP	Randallstown	171,280	1,114,712	77.4%	77.4%
Gateway West	4	BP	Westminster	110,231	1,026,113	76.6%	76.6%
Triangle Business Center	4	BP	Baltimore	73,456	514,723	67.9%	67.9%

Total	35			1,258,273	13,197,153	88.1%	88.0%

Grand Total	74			3,608,802	$34,442,462	89.0%	88.6%

[1]	I = Industrial.

[2]	BP = Business Park.

[3]	Triple-net equivalent.

[4]	Frederick Industrial Park consists of the following properties: 4451 Georgia Pacific Boulevard, 4612 Navistar Drive and 6900 English Muffin Way.

[5]	Girard Business Park consists of the following properties: Girard Business Center and Girard Place.

[6]	Ammendale Business Park consists of the following properties: Ammendale Commerce Center and Indian Creek Court.

[7]	Owings Mills Business Park consists of the following properties: Owings Mills Business Center and Owings Mills Commerce Center.

[8]	Occupancy includes seller lease-back.

Quarterly Supplemental Disclosure
September 30, 2008
MARYLAND REGION
LEASE EXPIRATIONS
(unaudited)

	SF of			% of	Base
Year of Lease	Expiring	% of	Annual Base	Annual Base	Rent[1] per
Expiration	Leases	Total SF	Rent[1]	Rent	SF
Vacant	395,448	11.0%	$—	—	$—
MTM	10,327	0.3%	141,883	0.4%	13.74
2008	173,712	4.8%	1,545,306	4.5%	8.90
2009	343,551	9.5%	3,477,865	10.1%	10.12
2010	392,737	10.9%	4,218,732	12.2%	10.74
2011	514,460	14.3%	4,784,938	13.9%	9.30
2012	376,436	10.4%	5,103,934	14.8%	13.56
2013	234,065	6.5%	3,003,434	8.7%	12.83
2014	265,105	7.3%	3,706,734	10.8%	13.98
2015	301,368	8.4%	3,404,690	9.9%	11.30
2016	263,024	7.3%	2,435,128	7.1%	9.26
2017	74,559	2.1%	1,062,173	3.1%	14.25
Thereafter	264,010	7.2%	1,557,645	4.5%	5.90

Total	3,608,802	100.0%	$34,442,462	100.0%	$10.72

[1]	Triple-net equivalent.

Quarterly Supplemental Disclosure
September 30, 2008
NORTHERN VIRGINIA REGION
(unaudited)

					Annualized Cash	Leased at	Occupied at
		Property		Square	Basis	September	September 30,
Property	Buildings	Type[1,2]	Location	Footage	Rent[3]	30, 2008	2008
Alexandria
Interstate Plaza	1	I	Alexandria	52,869	$—	0.0%	0.0%
Plaza 500	2	I	Alexandria	504,089	5,570,373	99.1%	99.1%

Manassas
Gateway Centre	3	BP	Manassas	100,806	776,640	64.8%	59.9%
Linden Business Center	3	BP	Manassas	109,118	1,102,169	81.5%	81.5%
Windsor at Battlefield	2	BP	Manassas	153,510	1,920,838	100.0%	100.0%

Reston/Herndon
Herndon Corporate Center	4	BP	Herndon	127,684	1,466,629	73.2%	64.3%
Van Buren Business Park	5	BP	Herndon	107,996	1,555,373	92.7%	92.7%
Reston Business Campus	4	BP	Reston	82,584	1,132,837	93.9%	93.9%

Sterling
Sterling Park Business Center[4]	5	BP	Sterling	378,988	3,436,274	87.7%	85.5%

Chantilly
Lafayette Business Park[5]	6	BP	Chantilly	252,308	3,455,210	88.7%	80.9%

Other
13129 Airpark Road	1	I	Culpeper	149,795	827,516	100.0%	100.0%
15395 John Marshall Highway	1	I	Haymarket	236,082	3,083,231	100.0%	100.0%
Newington Business Park Center	7	I	Lorton	254,242	2,445,226	94.9%	94.9%
Prosperity Business Center	1	BP	Merrifield	71,562	722,125	85.0%	85.0%
Aquia Commerce Center I & II	2	BP	Stafford	64,488	879,439	100.0%	100.0%

Total	47			2,646,121	$28,373,880	90.2%	88.5%

[1]	I = Industrial.

[2]	BP = Business Park.

[3]	Triple-net equivalent.

[4]	Sterling Park Business Center consists of the following properties: 403/405 Glenn Drive, Davis Drive and Sterling Park Business Center.

[5]	Lafayette Business Park consists of the following properties: Enterprise Center and Tech Court.

Quarterly Supplemental Disclosure
September 30, 2008
NORTHERN VIRGINIA REGION
LEASE EXPIRATIONS
(unaudited)

	SF of			% of	Base
Year of Lease	Expiring	% of	Annual Base	Annual Base	Rent[1] per
Expiration	Leases	Total SF	Rent[1]	Rent	SF
Vacant	259,176	9.8%	$—	—	$—
MTM	40,592	1.5%	392,455	1.4%	9.67
2008	70,002	2.6%	710,489	2.5%	10.15
2009	367,778	13.9%	4,235,631	14.9%	11.52
2010	350,103	13.2%	5,035,744	17.7%	14.38
2011	262,339	9.9%	2,861,308	10.1%	10.91
2012	202,591	7.7%	2,232,298	7.9%	11.02
2013	226,263	8.6%	2,959,554	10.4%	13.08
2014	136,923	5.2%	1,377,629	4.9%	10.06
2015	132,976	5.0%	1,523,456	5.4%	11.46
2016	45,848	1.7%	941,126	3.3%	20.53
2017	408,078	15.4%	4,709,355	16.6%	11.54
Thereafter	143,452	5.5%	1,394,835	4.9%	9.72

Total	2,646,121	100.0%	$28,373,880	100.0%	$11.89

[1]	Triple-net equivalent.

Quarterly Supplemental Disclosure
September 30, 2008
SOUTHERN VIRGINIA REGION
(unaudited)

					Annualized	Leased at	Occupied at
		Property			Cash Basis	September 30,	September 30,
Property	Buildings	Type[1,2]	Location	Square Footage	Rent[3]	2008	2008
RICHMOND

North
Virginia Center	1	BP	Glen Allen	119,921	$1,211,054	90.3%	90.3%
Northridge I & II	2	I	Ashland	140,390	682,185	83.3%	83.3%
Hanover Business Center	4	BP	Ashland	183,068	1,068,097	95.4%	95.4%
Park Central	3	BP	Richmond	204,280	2,175,129	93.1%	93.1%

South
River’s Bend Center[4]	6	I	Chester	795,037	4,364,383	95.8%	89.9%

Chesterfield Business Center[5]	11	BP	Richmond	318,644	1,831,674	83.8%	82.1%

Total	27			1,761,340	11,332,522	91.9%	89.0%

NORFOLK

Crossways
Crossways Commerce Center[6]	9	BP	Chesapeake	1,059,687	10,447,578	96.8%	90.1%

Greenbrier
Greenbrier Business Center[7]	4	BP	Chesapeake	405,268	3,447,205	83.0%	83.0%

Chesapeake
Cavalier Industrial Park	4	I	Chesapeake	347,243	1,199,083	83.8%	77.0%
Diamond Hill Distribution Center	4	I	Chesapeake	712,550	2,179,587	75.4%	64.9%

Hampton
1000 Lucas Way	2	BP	Hampton	182,175	1,303,517	95.8%	95.8%
Enterprise Parkway	1	BP	Hampton	334,100	1,674,993	65.4%	65.4%

Norfolk
Norfolk Commerce Park[8]	3	BP	Norfolk	261,703	2,458,213	94.5%	94.5%

Total	27			3,302,726	22,710,176	85.7%	80.6%

Grand Total	54			5,064,066	$34,042,698	87.9%	83.5%

[1]	I = Industrial.

[2]	BP = Business Park.

[3]	Triple-net equivalent.

[4]	River’s Bend Center consists of the following properties: River’s Bend Center and River’s Bend Center II.

[5]	Chesterfield Business Center consists of the following properties: Airpark Business Center, Chesterfield Business Center and Pine Glen.

[6]	Crossways Commerce Center consists of the following properties: Coast Guard Building, Crossways Commerce Center I, Crossways Commerce Center II, Crossways I, Crossways II, 1434 Crossways Boulevard and 1408 Stephanie Way.

[7]	Greenbrier Business Center consists of the following properties: Greenbrier Technology Center I, Greenbrier Technology Center II and Greenbrier Circle Corporate Center.

[8]	Norfolk Commerce Park consists of the following properties: Norfolk Business Center, Norfolk Commerce Park II and Gateway II.

Quarterly Supplemental Disclosure
September 30, 2008
SOUTHERN VIRGINIA REGION
LEASE EXPIRATIONS
(unaudited)

	SF of			% of
Year of Lease	Expiring	% of	Annual Base	Annual	Base Rent[1]
Expiration	Leases	Total SF	Rent[1]	Base Rent[1]	per SF
Vacant	614,491	12.1%	$—	—	$—
MTM	41,140	0.8%	271,283	0.8%	6.59
2008	157,470	3.1%	811,185	2.4%	5.15
2009	786,535	15.5%	5,831,643	17.1%	7.41
2010	414,632	8.2%	3,750,257	11.0%	9.04
2011	1,296,271	25.6%	9,615,471	28.2%	7.42
2012	256,625	5.1%	2,397,824	7.0%	9.34
2013	669,157	13.2%	5,741,594	16.9%	8.58
2014	126,790	2.5%	770,724	2.3%	6.08
2015	76,975	1.5%	703,216	2.1%	9.14
2016	134,589	2.7%	585,462	1.7%	4.35
2017	132,270	2.6%	593,753	1.7%	4.49
Thereafter	357,121	7.1%	2,970,286	8.8%	8.32

Total	5,064,066	100.0%	$34,042,698	100.0%	$7.65

[1]	Triple-net equivalent.

Quarterly Supplemental Disclosure
September 30, 2008
MANAGEMENT STATEMENTS ON NON-GAAP SUPPLEMENTAL MEASURES
Investors and analysts following the real estate industry utilize funds from operations (“FFO”), net operating income (“NOI”), earnings before interest, taxes, depreciation and amortization (“EBITDA”) and adjusted funds from operations (“AFFO”), variously defined, as supplemental performance measures.
The Company believes FFO, NOI, EBITDA and AFFO are appropriate measures given their wide use by and relevance to investors and analysts. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation/amortization of real estate assets. NOI provides a measure of rental operations and does not factor in depreciation/amortization and non-property specific expenses such as general and administrative expenses. EBITDA provides a further tool to evaluate the ability to incur and service debt and to fund dividends and other cash needs. AFFO provides a further tool to evaluate the ability to fund dividends. In addition, FFO, NOI, EBITDA and AFFO are commonly used in various ratios, pricing multiples/yields and returns and valuation calculations used to measure financial position, performance and value.
NOI
Management believes that NOI is a useful measure of the Company’s property operating performance. The Company defines NOI as operating revenues (rental income, tenant reimbursements and other income) less property and related expenses (property expenses, real estate taxes and insurance). Other real estate investment trust (“REITs”) may use different methodologies for calculating NOI, and accordingly, the Company’s NOI may not be comparable to other REITs.
Because NOI excludes general and administrative expenses, interest expense, depreciation and amortization, gains and losses from property dispositions, discontinued operations and extraordinary items, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate properties and the impact to operations from trends in occupancy rates, rental rates and operating costs, providing perspective not immediately apparent from net income. The Company uses NOI to evaluate its operating performance since NOI allows the Company to evaluate the impact that factors such as occupancy levels, lease structure, lease rates and tenant base have on the Company’s results, margins and returns. In addition, management believes that NOI provides useful information to the investment community about the Company’s property and operating performance when compared to other REITs since NOI is generally recognized as a standard measure of property performance in the real estate industry.
However, NOI should not be viewed as a measure of the Company’s overall financial performance since it does not reflect general and administrative expenses, interest expense, depreciation and amortization costs, the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties.
EBITDA
Management believes that EBITDA is a useful measure of the Company’s operating performance. EBITDA is defined as earnings before interest, taxes, depreciation and amortization.
Management considers EBITDA to be an appropriate supplemental performance measure since it represents earnings prior to the impact of depreciation, amortization, gain (loss) from property dispositions and loss on early retirement of debt. This calculation facilitates the review of income from operations without considering the effect of non-cash depreciation and amortization or the cost of debt.
FFO
Management believes that FFO is a useful measure of the Company’s operating performance. The Company computes FFO as defined by the National Association of Real Estate Investment Trusts, or NAREIT, which states FFO should represent net income (loss) before minority interest (computed in accordance with GAAP) plus real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures and excluding gain on sale of property. The Company also presents FFO, as adjusted for cash gains on sales, which adds any gains or losses associated with a disposed asset, less any accumulated depreciation related to the disposed asset, to the NAREIT calculation of FFO.
The Company believes this calculation provides a another indication of its performance, as recycling assets that the Company has maximized in value is an important component of the Company’s business strategy. Further, other REITs may use different methodologies for calculating FFO and, accordingly, the Company’s FFO may not be comparable to other REITs. The Company presents FFO per diluted share calculations that are based on the outstanding dilutive common shares plus the outstanding Operating Partnership units for the periods presented.
Management considers FFO a useful additional measure of performance for an equity REIT because it facilitates an understanding of the operating performance of its properties without giving effect to real estate depreciation and amortization, which assumes that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, we believe that FFO provides a more meaningful and accurate indication of our performance. In addition, management believes that FFO provides useful information to the investment community about the Company’s financial performance when compared to other REITs since FFO is generally recognized as the industry standard for reporting the operations of REITs.
AFFO
Management believes that AFFO is a useful measure of the Company’s liquidity. The Company computes AFFO by adding to FFO equity based compensation expense and the non-cash amortization of deferred financing costs and non-real estate depreciation, and then subtracting cash paid for any recurring tenant improvements, leasing commissions, and recurring capital expenditures, and eliminating the net effect of straight-line rents, deferred market rent and debt fair value amortization.
First generation costs include tenant improvements, leasing commissions and capital expenditures that were taken into consideration when underwriting the purchase of a property or incurred to bring the property to operating standard for its intended use. The Company also excludes development and redevelopment related expenditures. AFFO provides an additional perspective on the Company’s ability to fund cash needs and make distributions to shareholders by adjusting for the effect of these non-cash items included in FFO, as well as recurring capital expenditures and leasing costs. However, other REITs may use different methodologies for calculating AFFO and, accordingly, the Company’s AFFO may not be comparable to other REITs.